Some of the information in this presentation and the accompanying business plan contains forward-looking statements that involve risks and uncertainties. In many cases, you can identify forward-looking statements by terminology such as "may," "intends," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential," or "continue," or the negative of these terms and other comparable terminology. These statements are only predictions. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a number of factors, including subscriber growth, retail store front increases, and the risk factors described in CIDCO's periodic filings with the Securities and Exchange Commission. CIDCO is under no obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise. Before making an investment decision concerning CIDCO securities, you should take into account that the occurrence of the events described in CIDCO's risk factors, as set forth in CIDCO's periodic filings with the Securities and Exchange Commission, could harm its business, operating results, and financial condition.

                                      CIDCO
                              MAKE IT YOUR INTERNET

Cidco Promise

Cidco offers innovative Internet appliance products and services that let consumers communicate and get information simply and affordably over the Internet in a way that suits their lifestyle.

Cidco gives residential consumers the most personal way to stay connected using the Internet.

Business Model

- Large demand for simple low cost ($10/month) e-mail (the Killer app on the Internet)

- Use innovative, low cost e-mail devices to "hook" customer to sign up for monthly service

- Service margin in excess of 60% creates a highly leveraged business model with very strong profitability once break even point is crossed.

                                   Financials

Income Statement (In Millions)
FY 2000 and 1999
MailStation Only

                               FY 00          FY 99
                              -------        -------
Net Sales
   Hardware                   $   3.5        $   0.8
   Service                        2.7            0.1
   OEM                            6.3            8.2
                              -------        -------
      Total net sales            12.5            9.1

Cost of Goods Sold               13.0            8.6
                              -------        -------
Gross Margin                     (0.5)           0.5
  Percent                        (4.0%)          5.5%

Operating Expenses:

Advertising                      22.4            0.9

Selling & Marketing               4.7            1.7

Call Center                       4.9            3.1

Research & Development            3.6            2.7

General & Administrative          4.0            4.4
                              -------        -------
Total Operating Expense          39.6           12.8

Operating Profit                (40.1)         (12.3)
  Percent                      (320.8%)       (135.2%)

Other Income/(Expense)           16.7            1.2
                              -------        -------
Profit Before Taxes             (23.4)         (11.1)

Taxes                             0.0            0.0

                              -------        -------
Net Income                    $ (23.4)       $ (11.1)
                              =======        =======
  Percent                      (187.2%)       (122.0%)
                              =======        =======
EPS (Basic)                   $ (1.68)       $ (0.81)

Income Statement (In Millions)
FY 00 Income Statement by Quarter
MailStation Only

                               Q1 00          Q2 00          Q3 00          Q4 00
                              -------        -------        -------        -------
Net Sales
  Hardware                    $   0.2        $   0.4        $   0.8        $   2.1
  Service                         0.1            0.3            0.7            1.6
  OEM                             0.4            5.9                            --
                              -------        -------        -------        -------
     Total net sales              0.7            6.6            1.5            3.7
Cost of Goods Sold                1.3            4.7            2.3            4.7
                              -------        -------        -------        -------

Gross Margin                     (0.6)           1.9           (0.8)          (1.0)
  Percent                       (85.8%)         28.8%         (53.3%)        (27.0%)
Operating Expenses:

Advertising                       1.1            3.1            5.5           12.7
Selling & Marketing               0.4            1.6            1.4            1.3
Call Center                       1.0            1.0            1.0            1.9
Research & Development            0.7            0.6            1.0            1.3
General & Administrative          1.1            1.0            1.1            0.8
                              -------        -------        -------        -------
Total Operating Expense           4.3            7.3           10.0           18.0
Operating Profit                 (4.9)          (5.4)         (10.8)         (19.0)
  Percent                      (700.0%)        (81.8%)       (720.0%)       (513.5%)
Other Income/(Expense)            0.2           15.7            0.2            0.6
                              -------        -------        -------        -------
Profit Before Taxes              (4.7)          10.3          (10.6)         (18.4)

Taxes                             0.0            0.0            0.0            0.0
                              -------        -------        -------        -------
Net Income                    $  (4.7)       $  10.3        $ (10.6)       $ (18.4)
                              =======        =======        =======        =======
  Percent                      (671.4%)        156.1%        (706.7%)       (497.3%)
                              =======        =======        =======        =======

EPS (Basic)                   $ (0.34)       $  0.74        $ (0.76)       $ (1.32)


Note: MailStation costs (Manufacturing Overhead, G&A, Call Center, and Sales & Mkt Admin.) are allocated.

Income Statement (In Millions)
FY 00 Income Statement by Quarter
MailStation Only

                              Q1 00          Q2 00          Q3 00          Q4 00
                             --------       --------       --------       --------
Net Sales
   Hardware                  $    0.2       $    0.4       $    0.8       $    2.1
   Service                        0.1            0.3            0.7            1.6
   OEM                            0.4            5.9                            --
                             --------       --------       --------       --------
     Total net sales              0.7            6.6            1.5            3.7
Cost of Goods Sold                1.3            4.7            2.3            4.7
                             --------       --------       --------       --------

Gross Margin                     (0.6)           1.9           (0.8)          (1.0)
  Percent                      (85.8%)         28.8%         (53.3%)        (27.0%)
Operating Expenses:

Advertising                       1.1            3.1            5.5           12.7
Selling & Marketing               0.4            1.6            1.4            1.3
Call Center                       1.0            1.0            1.0            1.9
Research & Development            0.7            0.6            1.0            1.3
General & Administrative          1.1            1.0            1.1            0.8
                             --------       --------       --------       --------
Total Operating Expense           4.3            7.3           10.0           18.0
Operating Profit                 (4.9)          (5.4)         (10.8)         (19.0)
  Percent                     (700.0%)        (81.8%)       (720.0%)       (513.5%)
Other Income/(Expense)            0.2           15.7            0.2            0.6
                             --------       --------       --------       --------
Profit Before Taxes              (4.7)          10.3          (10.6)         (18.4)

Taxes                             0.0            0.0            0.0            0.0
                             --------       --------       --------       --------
Net Income                   $   (4.7)      $   10.3       $  (10.6)      $  (18.4)
                             ========       ========       ========       ========
  Percent                     (671.4%)        156.1%        (706.7%)       (497.3%)
                             ========       ========       ========       ========

EPS (Basic)                  $  (0.34)      $   0.74       $  (0.76)      $  (1.32)


Note: MailStation costs (Manufacturing Overhead, G&A, Call Center, and Sales & Mkt Admin.) are allocated.

                           MAILSTATION REVENUE GROWTH

                           MAILSTATION REVENUE GROWTH





                              [PERFORMANCE GRAPH]

BALANCE SHEET (In Millions)
Q4,00 vs. Q3,00

                                                               (O)/U
                                 Q4             Q3            VARIANCE
                              -------        -------          --------
Current Assets
  Cash & Cash Equivalents     $ 24.8         $ 31.3           $ (6.5)
  Accounts Receivable           17.4           21.1             (3.7)
  Net Inventory                 13.7           19.3             (5.6)
  Other Current Assets          14.0           15.2             (1.2)
                              ------         ------           ------
    Total Current Assets        69.9           86.9            (17.0)
                              ------         ------           ------

Net Fixed Assets                 2.4            4.8             (2.4)
Other Assets                     1.8            2.9             (1.1)
                              ------         ------           ------
Total Assets                  $ 74.1         $ 94.6           $(20.5)
                              ======         ======           =======
Current Liabilities
  Accounts Payable            $ 14.7         $ 15.0           $ (0.3)
  Accrued Liabilities           18.8           12.5              6.3
  Accrued Taxes                  0.9            1.6             (0.7)
                              ------         ------           ------
Current Liabilities             34.4           29.1              5.3

Long Term Liabilities             --             --               --
Equity                          39.7           65.5           $(25.8)
                              ------         ------           ------
Total Liabilities & Equity    $ 74.1         $ 94.6           $(20.5)
                              ------         ------           ------

                                      PLAN

2001 BUSINESS STRATEGY

o  Leverage awareness created by marketing investments in 2000

o Targeted marketing - spend more focus on retail circular advertising and less on Cidco National Advertising

o  Conserve Cash

o  Cut spending levels to lower breakeven point to 250,000 subscribers.

2001 PLAN

o Gross new subscribers projected to be 155,000 (vs 80,000 in 2000) in 2001 with reduced marketing spending

o  Cash balances projected to be around 10M until cash flow positive

o  Break even occurs around 250k net subscribers, Q2 2002

KEY METRICS - PLAN

                               2001          2002        2003        2004
                               ----          ----        ----        ----
Gross Activations            155,000       186,000     223,200     267,840

Cum Subscriber Base          183,227       292,616     400,636     513,863

Net Revenue                   $29.5M        $52.3M      $73.7M      $95.5M

Gross Margin                   $8.5M        $25.6M      $40.4M      $55.0M

Net Income (loss)            ($21.0M)        $1.9M      $15.4M     $28.86M

Cash Balance                   $8.3M        $14.2M      $30.3M      $65.0M


                              MARKETS AND PRODUCTS

KEY TO MARKET SUCCESS



[GRAPHIC]                                           TIGHTLY              [PHOTO]
                                                   INTEGRATED
                                                    SERVICE
                                                   & SUPPORT

     EASY-TO-USE,
     AFFORDABLE                     COMPLETE
     APPLIANCE                     INTEGRATED,
                                     SIMPLE,
                                   AFFORDABLE,
                                   COMPELLING
                                    SOLUTION


                                 SOPHISTICATED
                                    SERVICE
                                      AND
                                    CONTENT


                                   [GRAPHIC]

Retail Stores On Line


                              [PERFORMANCE GRAPH]

E-MAIL APPLIANCE MARKET IN U.S.



CIDCO HAS OVER 95%
E-MAIL APPLIANCE MARKET SHARE                                [PERFORMANCE GRAPH]



[PERFORMANCE GRAPH]                              560% INCREASE IN UNIT SHIPMENTS

                           Cumulative Net Subscribers



                              [PERFORMANCE GRAPH]

Churn Analysis



                               [PERFORMANCE GRAPH]



                     Aug-99    Sep-99    Oct-99    Nov-99    Dec-99    Jan-00    Feb-00    Mar-00    Apr-00    May-00    Jun-00
                     ------    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Activations             331       713      1591      2829      6557      7644      8765     10540    11,865     14678     20199
Total Subscribers       294       635      1462      2586      6082      6837      7796      9248     10393     13150     18109

                     Jul-00    Aug-00    Sep-00    Oct-00    Nov-00    Dec-00     1-Jan
                     ------    ------    ------    ------    ------    ------    ------
Activations           26233     32679     41372     49773     59291     87438    106876
Total Subscribers     23559     29250     36786     43883     51856     78304     94848

Average Weekly Sell Through



                                   [BAR GRAPH]



         Jan      Feb      Mar      Apr      May     June     July      Aug     Sept      Oct      Nov      Dec     * Jan
        -----    -----    -----    -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
East       80      100      358      300      554     1319     1431     1450     2829     3109     5798    10243     3071



                                                       * Average for 1st 2 weeks

Cost per New Sale

Marketing Demand Generation Activities


                              [PERFORMANCE GRAPH]

MailStation User Demographics


1/3 OWN A PC OR LAPTOP AT HOME
------------------------------
Own PC/Laptop                 33%
Do not Own PC/Laptop          67%

[PIE GRAPH]


1/3 HAVE INTERNET ACCESS AT HOME
--------------------------------
Non-Internet Household        69%
INTERNET HOUSEHOLD            31%

[PIE GRAPH]


OVER 1/2 USE E-MAIL
-------------------
No Email Access               43%
Email Access                  57%

[PIE GRAPH]

MAILSTATION USER DEMOGRAPHICS

INCOME
------
 < $35,000                      46%
 > $75,000                      18%
   $35,000 - $49,000            22%
   $50,000 - $74,999            14%


GENDER
------
  Male                          25%
  Female                        75%

AGE
---
  65 & Older                    41%
  30 & Under                     8%
  51 - 64                       30%
  31 - 50                       21%

                       MAILSTATION USERS LOVE THE PRODUCT


HOW SATISFIED ARE YOU                   HOW LIKELY ARE YOU TO RECOMMEND
  WITH MAILSTATION?                       MAILSTATION TO SOMEONE ELSE?

     [PIE CHART]                                  [PIE CHART]

OVER 85% VERY/EXTREMELY SATISFIED         OVER 90% VERY/EXTREMELY LIKELY TO
                                        RECOMMEND MAILSTATION TO SOMEONE ELSE

                              EXTREMELY SATISFIED

                                 VERY SATISFIED

                               SOMEWHAT SATISFIED

                                   SATISFIED

                             SOMEWHAT DISSATISFIED

                               VERY DISSATISFIED

                             EXTREMELY DISSATISFIED


IF YOU HAD TO DO IT AGAIN, HOW             DO YOU INTEND TO RENEW OUR SERVICE
LIKELY WOULD YOU BE TO PURCHASE                CONTRACT FOR ANOTHER YEAR?
        MAILSTATION

        [PIE CHART]                                    [PIE CHART]

  ALMOST 90% VERY/EXTREMELY                 90% OF CUSTOMERS INTEND TO RENEW
LIKELY TO PURCHASE MAILSTATION AGAIN             THEIR SERVICE ANOTHER YEAR

* Research conducted by Griggs Andersen 4/00


                                                                    [CIDGO LOGO]

CIDCO Marketing -- Confidential

MailStation User Survey



USERS SAY MAILSTATION DOES AN EXCELLENT JOB OF DELIVERING THE MOST IMPORTANT FEATURES



                                   [BAR GRAPH]



Top 10 Important Product Features              Excellent      Good         Poor
---------------------------------              ---------      ----         ----
"Send e-mail" button                              92            6            2
Simple setup                                      86           13            1
Affordability of device                           90            8            2
Affordability of service                          79           16            5
Get e-mail button                                 84           13            3
Doesn't require second line                       89            5            6
Address book                                      89            8            3
Small/portable                                    88           10            2
Keyboard size                                     75           22            3
New mail indicator lamp                           74           19            7

Market Forecast

  WORLDWIDE UNITS


                   1999     2000     2001     2002     2003     2004
     6,000,000

     5,000,000

     4,000,000

     3,000,000                          [GRAPH]

     2,000,000

     1,000,000

             0


                              E-Mail Terminal
                              Web Terminal
                              Web Tablet


E-MAIL & WEB TERMINALS PROJECTED TO BE PRIMARY HARDWARE DEVICE

                       Consumer Internet Appliance Market


                           Over $5B per year industry



                              [PERFORMANCE GRAPH]



                 1999               2000               2001               2002               2003               2004
            --------------     --------------     --------------     --------------     --------------     --------------
hw          $   16,000,000     $  120,000,000     $  500,000,000     $  900,000,000     $1,400,000,000     $2,000,000,000
service     $   14,400,000     $  116,640,000     $  524,304,000     $1,159,574,400     $2,113,035,840     $3,415,693,824



Source: Industry data

                               Future Directions

Target Consumer Homes




     Homes Not Online         Online Homes Primary Internet Users




                                [GRAPH]



Non-Internet Homes                                 Online Homes
   Interested in                                    Secondary
     Internet                PC Homes Not            Internet
   (22 Million)                 Online               Users (25
                             (13 Million)            Million)




               CIDCO becomes the primary internet access devices

MailStation Key Learnings

o Integrated solution is beneficial

     o Blend (subsidize) appliance & service pricing

     o Provides true plug 'n play solution

o Single function entry products meet market needs

o Market is still developing for browsing appliances

o PC centric approaches overshoot the market

o Profitable business model can be achieved

                    PERSONALIZED INFORMATION DELIVERY SYSTEM



    INTERNET
  "SUPPLIERS"                         [GRAPHICS]




    SERVICE
 INFRASTRUCTURE                       [GRAPHICS]

                           Internet Appliance Roadmap

$199                                                        ------------------->
                                                  Mivo 300 Cordless - $16.95/mo

$179                                       ------------------------------------>
                                            Mivo 300 - $14.95/mo

$149                                                     ---------------------->
                                                Mivo 200 Cordless - $14.95/mo

$129                       ---------------------------------------------------->
                           Mivo 200 - $12.95/mo


$99         ------------------------------------------------------------------>
            MailStation (Mivo 100) - $9.95/mo

          Q4-00          Q1-01          Q2-01          Q3-01          Q4-01

COMPETITIVE LANDSCAPE
HOME CONSUMER MARKET


                                  Web Browsing


                                      Web
    Stationary                      Clipping                        Portable


                                     E-Mail




                                   Web Tables


                                     CIDCO
                                     FOCUS

               MIVO 300                                MIVO 300
                                                       CORDLESS


               MIVO 200                                MIVO 200
                                                       CORDLESS

     Mailbug                 eMail Post Box                 MailStation
                                                            (Mivo 100)

KEYS TO SUCCESS

 .    Unique positioning

     . Device/Service/Content

 .    Strong value proposition

     . Affordable   Convenient

     . Portable     Wireless

 .    Established success

 .    Proven infrastructure

 .    Strong channel -  >10,000 stores

 .    Growing need for alternative internet access devices